UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2009
HILLENBRAND, INC.
(Exact name of registrant as specified in its charter)

Indiana	001-33794	26-1342272

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 934-7500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On April 9, 2009, Hillenbrand, Inc. (the “Company”) announced its revised fiscal 2009 earnings guidance. This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.
The Company will sponsor a conference call and webcast for the investing public at 11:00 a.m. EDT Monday, May 11, 2009, to report its second-quarter earnings and will provide further details and perspectives on fiscal 2009 results at that time. The webcast will be accessible on the Company’s website at http://www.HillenbrandInc.com.
Item 9.01. Financial Statements and Exhibits.
 (d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 9, 2009, issued by Hillenbrand, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

DATE: April 9, 2009	By:	/s/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and Chief Financial Officer

DATE: April 9, 2009	By:	/s/ Theodore S. Haddad, Jr.
Theodore S. Haddad, Jr.
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 9, 2009, issued by Hillenbrand, Inc.

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